UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2018

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California		91320-1799
(Address of principal executive offices)		(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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*Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2018, Amgen Inc. (the “Company”) publicly announced that Sean E. Harper is retiring from the role of the Company’s Executive Vice President, Research and Development, and David M. Reese, the Company’s current Senior Vice President, Translational Sciences and Oncology, has been appointed by the Company’s Board of Directors (the “Board”) to serve as Executive Vice President, Research and Development, each effective as of July 26, 2018. The Company also announced that Anthony C. Hooper is retiring from the role of the Company’s Executive Vice President, Global Commercial Operations, and Murdo Gordon, Chief Commercial Officer of Bristol-Myers Squibb Company, has been appointed by the Company’s Board to serve as Executive Vice President, Global Commercial Operations, each effective as of September 3, 2018.

Departure of Executive Vice President, Research and Development

On July 26, 2018, Dr. Harper will retire from the role of the Company’s Executive Vice President, Research and Development, and will continue to be employed by the Company in a non-executive officer capacity to assist in the transition, which transition period is currently expected to extend until the end of 2018. At that time, Dr. Harper will be retirement eligible under the Company’s plans and policies and, upon his departure from the Company at the end of 2018, he will receive the retirement benefits set forth in the Company’s plans and described in the Company’s filings, including the Company’s 2018 Proxy Statement.

Departure of Executive Vice President, Global Commercial Operations

On September 3, 2018, Mr. Hooper will retire from the role of the Company’s Executive Vice President, Global Commercial Operations, and will continue to be employed by the Company in a non-executive officer capacity to assist in the transition, which transition period is currently expected to extend through 2019. At that time, Mr. Hooper will be retirement eligible under the Company’s plans and policies and, upon his departure from the Company at the end of 2019, he will receive the retirement benefits set forth in the Company’s plans and described in the Company’s filings, including the Company’s 2018 Proxy Statement.

Additional Information

A copy of the press release announcing Dr. Harper’s and Mr. Hooper’s retirements from the roles of the Company’s Executive Vice President, Research and Development and Global Commercial Operations, respectively, and the appointments of Dr. Reese as the Company’s new Executive Vice President, Research and Development, and Mr. Murdo as the Company’s new Executive Vice President, Global Commercial Operations, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated July 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: July 26, 2018	By: /S/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: Senior Vice President, General Counsel and Secretary